Munder Integrity Small/Mid-Cap Value Fund
Summary Dated September 8, 2011

CLASS A SHARES (MAISX)	CLASS Y SHARES (MYISX)
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.munderfunds.com/prospectus. You can also get this information free by calling 1-800-468-6337 or by sending an e-mail to fundcontact@munder.com. The Fund’s Prospectus and Statement of Additional Information, each dated July 1, 2011, as supplemented, are incorporated by reference into (and are considered part of) this Summary Prospectus.
INVESTMENT OBJECTIVE
The Fund’s investment objective is to seek to achieve capital appreciation.
FEES & EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Munder Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Applicable Sales Charges” on page 8 of the Fund’s Prospectus and the section entitled “Additional Purchase, Redemption, Exchange and Conversion Information” on page 34 of the Statement of Additional Information.

SHAREHOLDER FEES	Class A	Class Y
(fees paid directly from your investment)	Shares	Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5% (a)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None (b)	None

ANNUAL FUND OPERATING EXPENSES	Class A	Class Y
(expenses that you pay each year as a percentage of the value of your investment)	Shares	Shares
Management Fees	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses(c)	4.00%	4.00%

Total Annual Fund Operating Expenses Before Fee Waivers and/or Expense Reimbursements(c)	5.15%	4.90%

Fee Waivers and/or Expense Reimbursements(d)	-3.65%	-3.65%

Total Net Annual Operating Expenses After Fee Waivers and/or Expense Reimbursements(c)(d)	1.50%	1.25%

(a) The sales charge declines as the amount invested increases.
(b) A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.
(c) Other Expenses and Total Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.
(d) Pursuant to an Expense Limitation Agreement, MCM (as defined below) has agreed contractually through at least October 31, 2012 to waive or limit fees or to assume other expenses of the Fund so that, on an annualized basis, the Total Net Annual Operating Expenses (other than taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and Acquired Fund Fees and Expenses (as interpreted by the Securities and Exchange Commission from time to time)) do not exceed 1.50% for Class A shares and 1.25% for Class Y shares. There is no guarantee that the Expense Limitation Agreement will be extended after its expiration or at the currently specified level. In addition, the Fund and MCM have entered into a Reimbursement Agreement pursuant to which the Fund (at a later date) may reimburse MCM for the fees it waived or limited and other expenses assumed and paid by MCM pursuant to the Expense Limitation Agreement during any of the prior three fiscal years, provided that, among other things, reimbursement to be made to MCM does not cause Total Net Annual Operating Expenses (excluding Acquired Fund Fees and Expenses) of the Fund to exceed the limits stated above and the Board of Trustees has approved in advance such reimbursement to MCM.
EXPENSE EXAMPLE
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares	Class Y Shares
1 Year	$694	$127
3 Years	$1,590	$1,027
You would pay the following expenses if you did not redeem your shares:

	Class A Shares	Class Y Shares
1 Year	$694	$127
3 Years	$1,590	$1,027
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PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.
PRINCIPAL INVESTMENT STRATEGIES
The advisor pursues its investment objective by investing, under normal circumstances, at least 80% of the Fund’s assets in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of small- to mid-capitalization companies. This investment strategy may not be changed without 60 days’ prior notice to shareholders. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes. Small- to mid-capitalization companies means those companies with market capitalizations within the range of companies included in the Russell 2500TM Index ($34 million to $7.9 billion as of June 30, 2011). The Fund may, however, also invest (i) in equity securities of smaller or larger companies and (ii) up to 25% of its assets in foreign securities.
When selecting securities to invest in, the advisor seeks out companies that appear to be undervalued according to certain financial measurements of their intrinsic net worth or business prospects. The advisor chooses the Fund’s investments by employing a value-oriented approach that focuses on securities that offer value with improving sentiment. The advisor finds these value-oriented investments by, among other things: (i) rigorously analyzing the company’s financial characteristics and assessing the quality of the company’s management; (ii) considering comparative price-to-book, price-to-sales and price-to-cash flow ratios; and (iii) analyzing cash flows to identify stocks with the most attractive potential returns.
The advisor regularly reviews the Fund’s investments and will sell securities when the advisor believes the securities are no longer attractive because (i) of price appreciation, (ii) of a significant change in the fundamental outlook of the company or (iii) other investments available are considered to be more attractive.
PRINCIPAL INVESTMENT RISKS
You may lose money if you invest in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks associated with investment in the Fund are as follows:
Stock Market Risk
The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.
Stock Selection Risk
In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market.
Value Investing Risk
Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisors using this approach generally select stocks at prices that, in their view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced.
Smaller Company Stock Risk
Smaller or medium-sized companies often have more limited managerial and financial resources than larger, more established companies, and therefore may be more susceptible to market downturns or changing economic conditions. Prices of smaller companies tend to be more volatile than those of larger companies and issuers may be subject to greater degrees of changes in their earnings and prospects. Since smaller company stocks typically have narrower markets and are traded in lower volumes, they are often more difficult to sell.
Foreign Securities Risk
Foreign securities tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. In addition, during periods of social, political or economic instability in a country or region, the value of a foreign security could be affected by, among other things, increasing price volatility, illiquidity or the closure of the primary market on which the security is traded.
PERFORMANCE
Performance history will be available for the Fund after it has been in operation for a full calendar year.
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MANAGEMENT
Munder Capital Management (MCM) is the investment advisor of the Fund. Integrity Asset Management, LLC (Integrity) is the sub-advisor of the Fund. The following individuals make up the Fund’s portfolio management team:
•	Daniel G. Bandi, CFA, Managing Director and Chief Investment Officer of Integrity, has been a member of the Fund’s portfolio management team since the inception of the Fund in 2011.

•	Daniel J. DeMonica, CFA, Senior Portfolio Manager of Integrity, has been a member of the Fund’s portfolio management team since the inception of the Fund in 2011.

•	Adam I. Friedman, Senior Portfolio Manager of Integrity, has been a member of the Fund’s portfolio management team since the inception of the Fund in 2011.

•	Joe A. Gilbert, CFA, Portfolio Manager of Integrity, has been a member of the Fund’s portfolio management team since the inception of the Fund in 2011.

•	J. Bryan Tinsley, CFA, Portfolio Manager of Integrity, has been a member of the Fund’s portfolio management team since the inception of the Fund in 2011.
PURCHASES AND SALES OF FUND SHARES
Please consult the Prospectus for eligibility requirements. The following table illustrates the minimum investment requirements for each class of the Fund’s shares:

Class A Shares	Class Y Shares

$2,500 initial minimum; subsequent investments of less than $50 per Fund for all account types may be refused; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts
$1 million; $2,500 for clients of certain registered investment advisors (RIAs); no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties

Shares of the Fund are redeemable. You may sell shares of the Fund by contacting your broker, financial intermediary or other financial institution, by mail, by telephone or through the Internet on any day on which the Fund is open for business.
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.